UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  July 18, 2005

                            ULTRASTRIP SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                       000-25663                65-0841549
-------------------------------     ---------------------    -------------------
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
       incorporation)                                        Identification No.)


                            3515 S.E. Lionel Terrace
                                Stuart, FL 34997
                                 (772) 287-4846
          (Address and telephone number of principal executive offices)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 18, 2005, we entered into an agreement with Tecor-Tecnologia Anticorrosao, S.A. ("Tecor") under which we will provide water-jet based coating removal services for Tecor at the Lisnave Estaleiros Navais S.A. ("Lisnave") ship-repair yard in Mitrena, Setubal, Portugal. Tecor and Lisnave are under common control, and Tecor serves as the prime contractor for Lisnave. Pursuant to the agreement, we will initially provide two M3500 robotic systems as well as the manpower to operate the systems. In order to generate revenue from this agreement, Lisnave, Tecor and we have agreed to solicit ship owners to use our M3500 robotic system instead of traditional coating removal techniques. The agreement commences November 18, 2005 and is for a five year term. Tecor may terminate the agreement after two years by providing six months notice and by paying a penalty based upon prior revenue.





















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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ULTRASTRIP SYSTEMS, INC.


                                                By: /s/ J.C. "Jim" Rushing, III
                                                    ---------------------------
                                                    Chief Financial Officer

Date: July 22, 2005





















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